Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Pacific Crest Capital, Inc. (the “Company”) for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gary Wehrle, Chief Executive Officer, and Robert J. Dennen, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2003	/s/GARY WEHRLE
Gary Wehrle
Chief Executive Officer

Date:	November 12, 2003	/s/ROBERT J. DENNEN
Robert J. Dennen
Chief Financial Officer